Exhibit 23

             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors
of Poe & Brown, Inc.

	As independent certified public accountants, we hereby consent to the incorporation of our report dated January 21, 1999, incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements (File Nos. 33-1900, 33-41204, 33-41825 and 333-14925).


                                        						ARTHUR ANDERSEN LLP


March 15, 1999
  Orlando, Florida